Exhibit 10.2
SIXTH SUPPLEMENTAL INDENTURE
Dated as of September 9, 2026
Supplementing that Certain
INDENTURE
Dated as of September 2, 2020
Among
ROYALTY PHARMA PLC,
ROYALTY PHARMA HOLDINGS LTD.
ROYALTY PHARMA MANAGER, LLC
and
WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee
This Sixth Supplemental Indenture, dated as of September 9, 2026 (this “Sixth Supplemental
Indenture”), among Royalty Pharma plc, an English public limited company incorporated under the laws of
England and Wales, having its principal office at 110 East 59th Street, New York, NY 10022 (the
“Company”), Royalty Pharma Holdings Ltd. (the “Initial Guarantor”), Royalty Pharma Manager, LLC (the
“Additional Guarantor” and, together with the Initial Guarantor, the “Guarantors”), and Wilmington Trust,
National Association, as Trustee under the Indenture (as hereinafter defined) and hereunder (the “Trustee”), supplements and amends that certain Indenture, dated as of September 2, 2020, among the Company, the
Guarantors and the Trustee (as supplemented and amended by the First Supplemental Indenture, dated as of
September 2, 2020, the Second Supplemental Indenture, dated as of July 26, 2021, the Third Supplemental
Indenture, dated as of June 10, 2024, the Fourth Supplemental Indenture, dated as of June 9, 2025 and the
Fifth Supplemental Indenture, dated as of September 16, 2025, the “Base Indenture” and, together with this
Sixth Supplemental Indenture, the “Indenture”). Capitalized terms used but not defined in this Sixth
Supplemental Indenture shall have the meanings ascribed to them in the Base Indenture.
WHEREAS, Section 1410(3) of the Base Indenture provides that a Guarantor other than the Initial
Guarantor is automatically and unconditionally released and discharged from all obligations under the
Indenture and its Guarantee without any action required on the part of the Trustee or any Holder upon the request of the Company and the receipt by the Trustee of an Officers’ Certificate certifying that such
Guarantor is not a guarantor or obligor in respect of Triggering Indebtedness;
WHEREAS, the Additional Guarantor, which is a Subsidiary of a Credit Party, became a Guarantor under the Fourth Supplemental Indenture, dated as of June 9, 2025 among the Company, the Guarantors and the Trustee, as a result of the Additional Guarantor being a guarantor in respect of Triggering Indebtedness;
WHEREAS, the Additional Guarantor is no longer a guarantor in respect of Triggering Indebtedness and is not otherwise required to be a Guarantor pursuant to Section 1402 of the Indenture; and
WHEREAS, Section 901(5) of the Base Indenture provides that, without the consent of any Holders, the Company, the Guarantors and the Trustee may enter into supplemental indentures to provide for the release of any Guarantor in accordance with the Indenture.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Initial Guarantor, the
Additional Guarantor and the Trustee mutually covenant and agree as follows:
Section 1.01.Release of Guarantor and Termination of Guarantee. The Additional Guarantor is
hereby automatically and unconditionally released and discharged from all obligations under the Indenture and its Guarantee.
Section 2.01.Relationship with Base Indenture. This Sixth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Base Indenture and, as provided in the Base
Indenture, this Sixth Supplemental Indenture forms a part thereof in the manner and to the extent herein and therein provided.
Section 2.02Trustee Makes No Representation. The recitals herein contained are made by the
Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof.
Trustee makes no representation as to the validity or sufficiency of this Sixth Supplemental Indenture.
Section 2.03.Successors and Assigns. All covenants and agreements in this Sixth Supplemental
Indenture by the Company and the Guarantors shall bind their respective successors and assigns, whether so expressed or not. All agreements of the Trustee in this Sixth Supplemental Indenture shall bind its successors and assigns, whether so expressed or not.
Section 2.04. Execution and Counterparts. This Sixth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
Section 2.05. Governing Law. This Sixth Supplemental Indenture shall be governed by, and construed in accordance with, the law of the State of New York.
[Remainder of page intentionally left blank.]
[Signature Page to Sixth Supplemental Indenture]
IN WITNESS WHEREOF, the parties have caused this Fourth Supplemental Indenture to be duly executed as of the date first written above.

Royalty Pharma plc
By:	/s/ Pablo Legorreta
Name:Pablo Legorreta
Title:Director

Royalty Pharma Holding Ltd.
By:	/s/ Pablo Legorreta
Name:Pablo Legorreta
Title:Director

Royalty Pharma Manager, LLC
By:	/s/ Pablo Legorreta
Name:Pablo Legorreta
Title:Chief Executive Officer
[Signature Page to Sixth Supplemental Indenture]

Wilmington Trust, National Association, as Trustee
By:	/s/ Karleen R. Bratland
Name:Karleen R. Bratland
Title:Assistant Vice President